UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

        DATE OF REPORT (Date of earliest event reported): April 23, 2004

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         _______________________________

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                  35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

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Item 7.           Financial Statements and Exhibits.

                           (a)      Not Applicable.

                           (b)      Not Applicable.

                           (c)      (99) Press Release dated April 23, 2004.

Item 9.           Other Events and Regulation FD Disclosure.

         On April 23, 2004, First Merchants Corporation (the "Corporation") announced its intention to merge two (2) of its wholly-owned subsidiaries: The Randolph County Bank, National Association and The Union County National Bank of Liberty. The resulting financial institution will be named "Union Communities National Bank." The Corporation intends to complete the merger by December 31, 2004. A copy of the press release is attached as Exhibit 99 to this report and is furnished pursuant to Regulation FD.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 27, 2004.

                                      FIRST MERCHANTS CORPORATION


                                      By:/s/ Larry R. Helms
                                         _______________________________________
                                           Larry R. Helms,
                                           Senior Vice President

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                                  EXHIBIT INDEX


         (99)     Press Release dated April 23, 2004.

N / E / W / S     R / E / L / E / A / S / E

April 23, 2004
Exhibit 99

FOR IMMEDIATE RELEASE

The Randolph County Bank & The Union County National Bank to Merge

Michael  L.  Cox,  President  and Chief  Executive  Officer  of First  Merchants
Corporation, announced today that the board of directors of First Merchants Corporation has agreed to merge two affiliates by the end of the year as the result of a retiring president. The affiliates to be merged are The Randolph County Bank of Winchester and Union City, led by President James A. Meinerding, and The Union County National Bank of Liberty, led by Norm Locke, who will retire at the end of 2004.

The resulting bank will have $290 million in assets and 90 employees. The bank's name will be "United Communities National Bank" in keeping with the spirit of our corporate commitment to community banking. Meinerding will be president of the resulting bank. All directors, officers, and employees will remain. As always, our philosophy is to keep a "decision maker" in front of the customer. Cox states, "This merger reaffirms our long-term strategic objectives of preserving community banking while positively impacting our competitive position in markets we now serve. We remain committed to being the provider of choice in banking, trust, and insurance services to our communities." The United Communities National Bank (UCNB) will have offices in Winchester, Union City, Richmond, Liberty, Connersville, Indiana; as well as Oxford, Ohio.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, NA, First United Bank, NA, Union County National Bank, The Randolph County Bank, NA, First National Bank, Decatur Bank & Trust Company, NA, Frances Slocum Bank, NA, Lafayette Bank & Trust Company, NA,
Commerce National Bank, and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property, casualty, personal line, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.